UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 7, 2006


                                    Digicorp
             (Exact name of registrant as specified in its charter)


           Utah                        000-33067                87-0398271
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
      of Incorporation)                  Number)          Identification Number)


                  4143 Glencoe Avenue, Marina Del Rey, CA 90292
               (Address of principal executive offices) (zip code)


                                 (310) 728-1450
              (Registrant's telephone number, including area code)


                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On February 7, 2006, Digicorp (the "Company") entered into an asset purchase agreement with Matthew B. Stuart pursuant to which the Company purchased the following Internet domain names and all materials, intellectual property, goodwill and records in connection therewith (the "Assets"):
Perreoradio.com, Radioperreo.com, Perreomobile.com, Perreotv.com, Puroperreo.com, Puroreggaeton.com, Purosandungueo.com, Sandungueoradio.com, Machetemusic.net, Machetemusic.org, Machetemusica.com and Musicamachete.com. As consideration for the Assets, the Company issued Mr. Stuart and his nominees an aggregate of 100,000 shares of common stock. All such shares of common stock are subject to lock up agreements as follows; 25,000 shares are subject to a lock up agreement for one year; 25,000 shares are subject to a lock up agreement for two years; and 50,000 shares are subject to a lock up agreement for three years.

      On February 7, 2006, and in accordance with the purchase of the Assets, the Company entered a three year employment agreement with Mr. Stuart and granted Mr. Stuart options to acquire 400,000 shares of common stock at an exercise price equal to the closing price on the date of grant. The exercise of such options are subject to certain vesting provisions.


Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit Number    Description
--------------------------------------------------------------------------------
10.1              Asset Purchase Agreement made as of February 7, 2006 by and between Digicorp and Matthew B. Stuart

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Digicorp


Dated: February 13, 2006                 By: /s/ Jay Rifkin
                                             -----------------------------------
                                             Name:  Jay Rifkin
                                             Title: Chief Executive Officer


                                       3